AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT
                                      AMONG
                ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA,
                         PIMCO VARIABLE INSURANCE TRUST,
                                       AND
                          PIMCO FUNDS DISTRIBUTORS LLC

        This Amendment No. 1 to the Participation Agreement dated December 1, 1999 (the "Agreement") between Allianz Life Insurance Company of North America (the "Company"), PIMCO Variable Insurance Trust (the "Fund"), and PIMCO Funds Distributors LLC (the "Underwriter") is effective as of April 1, 2000. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

        WHEREAS, the Company, the Fund, and the Underwriter have entered into the Agreement to provide for the purchase by the Company, on behalf of one or more of its segregated asset accounts ("Accounts"), of shares of beneficial interest of the several series ("Portfolios") of the Fund;

        WHEREAS, the Fund, effective April 1, 2000, may offer shares of its Portfolios in two classes, designated "Institutional Class" shares and "Administrative Class" shares;

        WHEREAS, the shares of the Portfolios offered prior to April 1, 2000 have been designated as Administrative Class shares;

        NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Underwriter agree that the final WHEREAS clause in the Agreement be amended to read as follows:

                 "WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase Administrative Class shares in the Portfolios listed in Schedule A hereto, as it may be amended from time to time by mutual written agreement (the "Designated Portfolios") on behalf of the Account to fund the aforesaid Contracts, and the Underwriter is authorized to sell such shares to the Account at net asset value;"

This Amendment No. 1 may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA By its authorized officer

                                         BY:/S/ SUZANNE PEPIN
                                         -----------------------------
                                         TITLE: VP AND SECRETARY
                                         -----------------------------
                                         DATE:   6/2/00
                                         -----------------------------

PIMCO VARIABLE INSURANCE TRUST
                                         By its authorized officer

                                         BY:/S/BRENT R. HARRIS
                                         -----------------------------
                                         TITLE:
                                         -----------------------------
                                         DATE:
                                         -----------------------------

PIMCO FUNDS DISTRIBUTORS LLC

                                         By its authorized officer

                                         BY:/S/ NEWTON B. SCHOTT, JR.
                                         -----------------------------
                                         TITLE: EXECUTIVE VP
                                         -----------------------------
                                         DATE:  1/28/02
                                         -----------------------------

        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA:

                                         By its authorized officer

                                         By: /S/STEWART GREGG
                                         -----------------------------
                                         Name: STEWART D. GREGG
                                         -----------------------------
                                         Title: A.V.P AND SENIOR COUNSEL
                                         -------------------------------
PIMCO VARIABLE INSURANCE TRUST
                                         By its authorized officer

                                         By: /S/BRENT R. HARRIS
                                         -----------------------------
                                         Name: Brent R. Harris

                                         Title:    Chairman

                                         Date:  2-6-02
                                         -----------------------------


PIMCO FUNDS DISTRIBUTORS LLC

                                         By its authorized officer

                                         By:/s/ NEWTON B. SCHOTT, JR.
                                                ---------------------
                                         Name:  Newton B. Schott, Jr.

                                         Title: Executive Vice President

                                         Date:  1/28/02
                                         -----------------------------

                                   Schedule A

PIMCO VARIABLE INSURANCE TRUST PORTFOLIOS:

1.       PIMCO StocksPLUS Growth and Income Portfolio

2.       PIMCO Total Return Bond Portfolio

3.       PIMCO High Yield Bond Portfolio


SEGREGATED ASSET ACCOUNTS:

VARIABLE ACCOUNT A
-------------------
VARIABLE ACCOUNT B
-------------------

                      AMENDMENT TO PARTICIPATION AGREEMENT


The Participation Agreement dated December, 1999 by and among , Allianz Life Insurance Company of North America, PIMCO Variable Insurance Trust, and PIMCO Funds Distributions LLC is hereby amended by deleting the existing Schedule A, amended November 5, 2001 and inserting in lieu thereof the following:

                                   SCHEDULE A
                  (3RD REVISED EDITION - EFFECTIVE MAY 1, 2002)


PIMCO VARIABLE INSURANCE TRUST PORTFOLIOS:
1.  PIMCO StocksPLUS Growth and Income Portfolio
2.  PIMCO Total Return Portfolio
3.  PIMCO High Yield Portfolio

SEGREGATED ASSET ACCOUNTS:

ALLIANZ LIFE VARIABLE ACCOUNT A
--------------------------------
ALLIANZ LIFE VARIABLE ACCOUNT B
--------------------------------

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of May 1, 2002.

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA:

                                            By its authorized officer

                                            By: /S/STEWART GREGG
                                            ------------------------------------
                                            Name: STEWART D. GREGG
                                            ------------------------------------
                                            Title:A.V.P AND SENIOR COUNSEL
                                            ------------------------------------
PIMCO VARIABLE INSURANCE TRUST
                                            By its authorized officer

                                            By: /S/JEFFREY M. SARGENT
                                            ------------------------------------
                                            Name: JEFFREY M. SARGENT
                                            ------------------------------------
                                            Title:    SENIOR VICE PRESIDENT
                                            ------------------------------------
                                            Date:
                                            ------------------------------------

PIMCO FUNDS DISTRIBUTORS LLC
                                            By its authorized officer

                                            By:/S/ NEWTON B. SCHOTT, JR.
                                            ------------------------------------
                                            Name: NEWTON B. SCHOTT, JR.
                                            ------------------------------------

                      AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated December, 1999 by and among , Allianz Life Insurance Company of North America, PIMCO Variable Insurance Trust, and PIMCO Advisors Distributors LLC is hereby amended by deleting the existing Schedule A, amended May 1, 2002 and inserting in lieu thereof the following:

                                               SCHEDULE A
                             (4th revised edition - effective May 1, 2003)

PIMCO VARIABLE INSURANCE TRUST PORTFOLIOS:
1. PIMCO VIT StocksPLUS Growth and Income Portfolio
2. PIMCO VIT Total Return Portfolio
3. PIMCO VIT High Yield Portfolio
4. PIMCO VIT Real Return Portfolio

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of May 1, 2003.

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA:

                                         By its authorized officer

                                         By: /S/STEWART GREGG
                                         ------------------------------------
                                         Name: STEWART D. GREGG
                                         ------------------------------------
                                         Title:     SECOND VICE PRESIDENT AND
                                         ------------------------------------
                                                    SENIOR COUNSEL

PIMCO VARIABLE INSURANCE TRUST
                                         By its authorized officer

                                         By: /S/JEFFREY M. SARGENT
                                         ------------------------------------
                                         Name: JEFFREY M. SARGENT
                                         ------------------------------------
                                         Title:    SENIOR VICE PRESIDENT
                                          ------------------------------------
                                         Date: JULY 20, 2003
                                         ------------------------------------

PIMCO ADVISORS DISTRIBUTORS LLC
                                         By its authorized officer

                                         By:/S/ NEWTON B. SCHOTT, JR.
                                         ------------------------------------
                                         Name: NEWTON B. SCHOTT, JR.
                                         ------------------------------------
                                         Title:    MANAGING DIRECTOR
                                         ------------------------------------
                                         Date:
                                         ------------------------------------

                      AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated December, 1999 by and among , Allianz Life Insurance Company of North America, PIMCO Variable Insurance Trust, and PIMCO Advisors Distributors LLC is hereby amended by deleting the existing Schedule A, amended May 1, 2003 and inserting in lieu thereof the following:

                                   SCHEDULE A
                (3RD revised edition - effective April 30, 2004)

PIMCO VARIABLE INSURANCE TRUST PORTFOLIOS:
1.       PIMCO VIT StocksPLUS Growth and Income Portfolio
2.       PIMCO VIT Total Return Portfolio
3.       PIMCO VIT High Yield Portfolio
4.       PIMCO VIT Real Return Portfolio
5.       PIMCO VIT All Asset Portfolio

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of April 30, 2004.

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA:

                                                By its authorized officer

                                                By: /S/STEWART GREGG
                                                --------------------------------
                                                Name:  STEWART D. GREGG
                                                --------------------------------
                                                Title: SECOND VICE PRESIDENT
                                                --------------------------------
                                                       AND SENIOR COUNSEL

PIMCO VARIABLE INSURANCE TRUST
                                                By its authorized officer

                                                By: /S/JEFF SARGENT
                                                --------------------------------
                                                Name:  JEFF SARGENT
                                                --------------------------------
                                                Title: SENIOR VICE PRESIDENT
                                                --------------------------------
                                                Date:  AUGUST 27, 2004
                                                --------------------------------

PIMCO ADVISORS DISTRIBUTORS LLC
                                                By its authorized officer

                                                By:/S/ NEWTON B. SCHOTT, JR.
                                                --------------------------------
                                                Name: NEWTON B. SCHOTT, JR.
                                                --------------------------------
                                                Title:    MANAGING DIRECTOR
                                                --------------------------------
                                                Date:  9-1-04
                                                --------------------------------

                      AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated December, 1999 by and among, Allianz Life Insurance Company of North America, PIMCO Variable Insurance Trust, and Allianz Global Investors Distributors, LLC (formerly PIMCO Advisors Distributors LLC) is hereby amended by deleting the existing Schedule A, amended April 30, 2004 and inserting in lieu thereof the following:

                                   SCHEDULE A
                (4th revised edition - effective April 29, 2005)

PIMCO VARIABLE INSURANCE TRUST PORTFOLIOS:
1.       PIMCO VIT All Asset Portfolio
2.       PIMCO VIT CommodityRealReturn Strategy Portfolio
3.       PIMCO VIT Emerging Markets Bond Portfolio
4.       PIMCO VIT Global Bond Portfolio (Unhedged)
5.       PIMCO VIT High Yield Portfolio
6.       PIMCO VIT Real Return Portfolio
7.       PIMCO VIT StocksPLUS Growth and Income Portfolio
8.       PIMCO VIT Total Return Portfolio

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of April 29, 2005.

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA:

                                            By its authorized officer
                                            ------------------------------------
                                            By: /S/STEWART GREGG
                                            ------------------------------------
                                            Name:  STEWART D. GREGG
                                            ------------------------------------
                                            Title: SECOND VICE PRESIDENT AND
                                            ------------------------------------
                                                   SENIOR COUNSEL
PIMCO VARIABLE INSURANCE TRUST

                                            By its authorized officer

                                            By: /S/JEFFREY M. SARGENT
                                            ------------------------------------
                                            Name:  JEFFREY M. SARGENT
                                            ------------------------------------
                                            Title: SENIOR VICE PRESIDENT
                                            ------------------------------------
                                            Date:
                                            ------------------------------------
ALLIANZ GLOBAL INVESTORS  DISTRIBUTORS LLC

                                            By its authorized officer

                                            By:/S/ E. BLAKE MOORE, JR..
                                            ------------------------------------
                                            Name:  E. BLAKE MOORE, JR.
                                            ------------------------------------
                                            Title: MANAGING DIRECTOR/CEO
                                            ------------------------------------
                                            Date:  9/29/05
                                            ------------------------------------